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                               GARAN, INCORPORATED
                                350 Fifth Avenue
                            New York, New York  10118




                                                               November 15, 1995



Mr. Rodney Faver
Route 1, Box 260
Starkville, Mississippi 10598

Dear Rodney:

     We are writing to amend, as of October 1, 1995, the agreement between you and Garan, Incorporated ("Garan") originally entered into on October 1, 1988, and subsequently amended and restated as of October 1, 1992 (the agreement, as amended and restated, "Employment Agreement"), with respect to your continuing employment by Garan. We have agreed that:

          A. Section 1.3, Period of Employment, shall be amended to read as follows:

               "Subject to Section 3, your employment under this Employment Agreement shall be for a term ending September 30, 1998."

          B. Section 3.2, Termination by Garan Other than for Cause, shall be amended (i) by changing the date in the first paragraph from "October 1, 1995" to "October 1, 1998", and (ii) by changing the date in Paragraph 3.2.b from "September 30, 1995" to "September 30, 1998."

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Mr. Rodney Faver                                               November 15, 1995
Page 2


          C. Section 3.5, Disability, shall be amended by chang-ing the date in Paragraph 3.5.a from "September 30, 1995" to "September 30, 1998."

          D. Section 4.2, Non-Competition, shall be amended by changing the date in Paragraph 4.2.b from "October 1, 1995" to "October 1, 1998."

          E. In all other respects, the Employment Agreement shall be unchanged.

     If the foregoing correctly sets froth our agreement, please sign and return the enclosed copy of this letter.


                                        Sincerely,



                                        GARAN, INCORPORATED



                                        By:  /S/ JERALD KAMIEL
                                           ------------------------

                                           Jerald Kamiel, President

AGREED AND ACCEPTED:


  /S/ RODNEY FAVER
----------------------
     Rodney Faver